                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss. 240.14a-12


                           Undiscovered Managers Funds
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

       (5)    Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

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       (2)    Form, Schedule or Registration Statement No.:

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       (3)    Filing Party:

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       (4)    Date Filed:

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
                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                             700 NORTH PEARL STREET
                               DALLAS, TEXAS 75201



                         UNDISCOVERED MANAGERS REIT FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  April 5, 2002


         A Special Meeting of the shareholders of Undiscovered Managers REIT Fund (the "Fund"), a series of Undiscovered Managers Funds, will be held on April 5, 2002, at 10:00 a.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 for the following purposes:

         1. To approve or disapprove a new Sub-Advisory Agreement relating to the Fund between Undiscovered Managers, LLC and Bay Isle Financial LLC.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record of the Fund at the close of business on January 31, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                         By order of the Board of Trustees,


                                         Patricia L. Duncan
                                         Secretary



February 28, 2002




         PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           UNDISCOVERED MANAGERS FUNDS
                              PLAZA OF THE AMERICAS
                             700 NORTH PEARL STREET
                               DALLAS, TEXAS 75201


                         UNDISCOVERED MANAGERS REIT FUND


                                 PROXY STATEMENT


         The Trustees of Undiscovered Managers Funds (the "Trustees") are soliciting proxies from the shareholders of Undiscovered Managers REIT Fund (the "Fund"), a series of Undiscovered Managers Funds (the "Trust"), in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on April 5, 2002, at 10:00 a.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about March 1, 2002.


         The only item of business that the Trustees expect will come before the Meeting is the approval of a new sub-advisory agreement relating to the Fund (the "New Sub-Advisory Agreement") between Bay Isle Financial LLC and Undiscovered Managers, LLC (the "Adviser").

         Bay Isle Financial LLC or its corporate predecessor, Bay Isle Financial Corporation, has served as the Fund's sub-adviser since the inception of the Fund in 1997. The New Sub-Advisory Agreement is being proposed because the sub-advisory agreement for the Fund in place on December 31, 2001 (the "Old Sub-Advisory Agreement") automatically terminated on that date as a result of the sale of a controlling interest in Bay Isle Financial Corporation. (On December 31, 2001, Stilwell Management, Inc. acquired 100% ownership of Bay Isle.) The proposed New Sub-Advisory Agreement is substantially identical to the Old Sub-Advisory Agreement and provides for the same rate of compensation to the sub-adviser as the Old Sub-Advisory Agreement. Since the termination of the Old Sub-Advisory Agreement on December 31, 2001, Bay Isle has served as the Fund's sub-adviser under an interim sub-advisory agreement that, under federal law, can remain in effect for no more than 150 days after December 31, 2001. The Trustees are proposing the New Sub-Advisory Agreement so that the Fund can continue to be managed by Bay Isle after the interim sub-advisory agreement terminates. In this Proxy Statement, the term "Bay Isle" refers to Bay Isle Financial Corporation for all periods prior to January 2, 2002 and to Bay Isle Financial LLC for all periods beginning on or after that date. On January 2, 2002, Bay Isle Financial Corporation changed its form of organization from that of a corporation to that of a limited liability company and became Bay Isle Financial LLC.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

Basis for the Trustees' Recommendation

         At a meeting held on October 18, 2001, the Trustees determined to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement.

         In coming to this recommendation, the Trustees considered information about, among other things:

         o Bay Isle and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

         o   continuity of the investment management of the Fund;

         o the terms of the New Sub-Advisory Agreement, including that no change is being made to the fee rate;

         o the extent to which the acquisition of Bay Isle might benefit Bay Isle as a result of being a part of a larger organization with more access to capital;

         o the scope and quality of the services that Bay Isle has been providing to the Fund; and

         o the investment performance of the Fund and of similar funds managed by other advisers and sub-advisers.

         After carefully considering the information summarized above, the Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act")), of the Trust, the Adviser or Bay Isle (these Trustees who are not "interested persons" are referred to in this Proxy Statement as the "Independent Trustees"), unanimously voted to approve the New Sub-Advisory Agreement and to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement. The Adviser concurs with the Trustees' recommendation.

Existing and New Management Arrangements


         Undiscovered Managers, LLC and Bay Isle have acted as the Fund's adviser and sub-adviser, respectively, since December 22, 1997. The Fund's shareholders approved the current management agreement and the Old Sub-Advisory Agreement, each dated as of August 1, 2001, at the July 20, 2001 shareholders' meeting. The purpose of the submission of these agreements for shareholder approval at that time was to approve the continuance of the advisory and sub-advisory arrangements for the Fund in anticipation of a new capital investment in the Adviser which could be construed as a change of control of the Adviser for purposes of the Investment Company Act, and therefore an assignment and automatic termination of the then existing management and sub-advisory agreements. The Trustees of the Trust approved the current management agreement and the Old Sub-Advisory Agreement at a meeting held on June 7, 2001 for the same purposes.


The Management Agreement

         Under the management agreement, the Adviser has overall advisory responsibility with respect to the Fund. The management agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio and (2) select brokers and dealers to carry out portfolio transactions for the Fund. The management agreement also permits the Adviser to delegate certain of its responsibilities to other parties, and the Adviser has delegated certain portfolio management responsibilities to Bay Isle under the Old Sub-Advisory Agreement and the interim sub-advisory agreement, and proposes to continue to delegate such responsibilities to Bay Isle under the New Sub-Advisory Agreement. Under the management agreement, the Fund pays the Adviser a management fee at the annual rate of 1.05% of the Fund's average daily net assets.

The Old and New Sub-Advisory Agreements

         The New Sub-Advisory Agreement is identical to the Old Sub-Advisory Agreement, except that (i) the date of the New Sub-Advisory Agreement will be the date that the New Sub-Advisory Agreement is executed, and (ii) as a result of the recent reorganization of Bay Isle, the new sub-adviser will be Bay Isle Financial LLC instead of Bay Isle Financial Corporation. NO CHANGE IN ANY FEE RATE IS BEING PROPOSED. Under the Old and the New Sub-Advisory Agreements, the Adviser pays to Bay Isle a sub-advisory fee at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million.

         Appendix A to this Proxy Statement contains the form of the New Sub-Advisory Agreement. The next several paragraphs summarize some important provisions of the New Sub-Advisory Agreement (all of which provisions are also in the Old Sub-Advisory Agreement), but for a complete understanding of the New Sub-Advisory Agreement, you should read Appendix A.

         The New Sub-Advisory Agreement essentially provides that Bay Isle, under the Adviser's supervision, will (i) manage the investment and reinvestment of the assets of the Fund, (ii) decide what securities to buy and sell for the Fund's portfolio, and (iii) select brokers and dealers to carry out portfolio transactions for the Fund.

         The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years from its date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Sub-Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Bay Isle. The New Sub-Advisory Agreement also terminates automatically in the event of its "assignment" (as that term is defined in the Investment Company Act).


         The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the Investment Company Act or other federal securities laws, neither Bay Isle nor any of its officers, directors, employees or agents will be subject to any liability to the Adviser, the Trust, the Fund or any of the Fund's shareholders for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Bay Isle's duties or by reason of reckless disregard by Bay Isle of its obligations and duties.


The Interim Sub-Advisory Agreement


         On October 18, 2001, the Trustees approved an interim sub-advisory agreement with respect to the Fund, which took effect upon the change of control of Bay Isle on December 31, 2001. The interim sub-advisory agreement will continue in effect only until the earlier of (i) 150 days after its effectiveness and (ii) the approval of a new sub-advisory agreement by the shareholders of the Fund. The interim sub-advisory agreement provides that compensation paid under it shall be held in an interest-bearing escrow account, and if the Fund's shareholders approve a new sub-advisory agreement before 150 days after the effective date of the interim sub-advisory agreement, then the amount in the escrow account (including interest earned thereon) shall be paid to Bay Isle, and if the Fund's shareholders do not approve a new sub-advisory agreement, Bay Isle shall be paid, from the escrow account, the lesser of an amount equal to any costs incurred in performing the interim sub-advisory agreement (plus interest earned on that amount in the escrow account) or the total amount in the escrow account (plus interest earned thereon). The interim sub-advisory agreement also has no renewal provisions, and the notice period required for the Trustees or shareholders of the Fund to terminate the interim agreement is 10 days. The interim sub-advisory agreement of the Fund is substantially the same as the proposed New Sub-Advisory Agreement for the Fund except for the date of the agreement and the escrow, term, renewal and termination provisions of the agreement.


Information About the Trust

         The Trust is a diversified, open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Trust is a series type company with ten investment portfolios. The address of the Trust is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201.

Information About the Adviser, Bay Isle and the Administrator

Names and Addresses of the Adviser, Bay Isle and the Administrator

         Undiscovered Managers, LLC is the investment adviser and the administrator to each series of the Trust, including the Fund. The Fund's investment portfolio is managed on a day-to-day basis by Bay Isle, as sub-adviser to the Fund, under the general oversight of the Adviser and the Trustees. The address of the Adviser is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201, and the address of Bay Isle is 160 Sansome Street, l7th Floor, San Francisco, California 94104.1 The Adviser has contracted with PFPC Inc. to provide sub-administration services to the Fund and the other series of the Trust. The address of PFPC Inc. is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Adviser will continue to provide services as the administrator of each series of the Trust, including the Fund, after the New Sub-Advisory Agreement is approved. As administrator, the Adviser is paid a fee by the Trust at the annual rate of 0.25% of the Trust's average net assets. This fee is in addition to the investment advisory fees paid by the Trust to the Adviser.

Principal Underwriter's Name and Address

         The principal underwriter of the Fund and each other series of the Trust is PFPC Distributors, Inc. Its address is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

Undiscovered Managers, LLC - The Adviser

         Undiscovered Managers, LLC is the investment adviser of the Fund. The names, addresses and principal occupations of its principal executive officer and management committee members are listed below.



    Name                         Address                                 Principal Occupation
    ----                         -------                                 --------------------
Mark P. Hurley             Undiscovered Managers, LLC                   Chairman and Chief
Chairman, CEO and          Plaza of the Americas                        Executive Officer of
Management                 700 North Pearl Street, Suite 1625           Undiscovered
Committee Member           Dallas, TX  75201                            Managers, LLC

Ross Chapin                Orca Bay Partners, LLC                       Managing Director of
Management Committee       999 3rd Avenue                               Orca Bay Partners, LLC
Member                     Seattle, WA  98104

Tim Carver                 Orca Bay Partners, LLC                       Managing Director of
Management Committee       999 3rd Avenue                               Orca Bay Partners, LLC
Member                     Seattle, WA  98104




----------
1 It is anticipated, however, that Bay Isle's address after March 1, 2002 will be 475 14th Street, Suite 550, Oakland, California 94612.

R. James Ellis             Mill River Corporation                       President, Secretary
Management Committee       1700 S. El Camino Real, Suite 502            and Director of Mill
Member                     San Mateo, California 94402                  River Corporation


Bay Isle Financial LLC - The Sub-Adviser

         Bay Isle Financial LLC is the sub-adviser of the Fund. The name, address and principal occupation of its principal executive officer are listed below. Bay Isle Financial LLC has no directors.

    Name                         Address                                   Principal Occupation
    ----                         -------                                   --------------------
William F. K. Schaff       Bay Isle Financial LLC                       President and Chief Investment
President                  160 Sansome Street                           Officer of Bay Isle Financial LLC
                           17th Floor
                           San Francisco, CA 94104

Fees Paid to the Adviser and Bay Isle During the Last Fiscal Year of the Fund

         For the fiscal year of the Fund ended August 31, 2001, the aggregate advisory fees relating to the Fund payable by the Trust to the Adviser and paid by the Adviser to Bay Isle were $663,384 and $442,109, respectively. The advisory fees relating to the Fund payable by the Trust to the Adviser were subject to reduction and reimbursement under an expense deferral arrangement between the Trust and Adviser.

         For the fiscal year of the Fund ended August 31, 2001, the aggregate administration fees relating to the Fund payable by the Trust to the Adviser were $157,949. This amount was also subject to reduction and reimbursement under an expense deferral arrangement between the Trust and the Adviser.

Ownership of the Adviser and Bay Isle

         The Adviser is a limited liability company organized under the laws of Delaware. Mark P. Hurley, directly, and John E. McCaw, indirectly, each own beneficially more than 25% of the voting securities of the Adviser and therefore may be regarded to control the Adviser for purposes of the Investment Company Act. John E. McCaw may be regarded to control the Adviser through each of (i) his controlling interest in Orca Bay Partners, LLC (a private equity investment firm), the managing member of The Tahoma Fund, LLC and The Tahoma Fund B, LLC, record owners of the Adviser, and (ii) his capacity as trustee of The John E. McCaw Jr. Living Trust, the sole shareholder of Orca Bay Capital Corporation, a holder of greater than 50% of the membership interests of The Tahoma Fund, LLC, a record owner of the Adviser. The address of Mark P. Hurley is c/o Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The address of John E. McCaw, The John E. McCaw Jr. Living Trust, Orca Bay Capital Corporation, Orca Bay Partners, LLC, The Tahoma Fund, LLC and The Tahoma Fund B, LLC is P.O. Box 21749, Seattle, Washington 98111.

         Bay Isle Financial LLC is now a limited liability company organized under the laws of Delaware. After the completion of the recent sale and reorganization of Bay Isle, Bay Isle became 100% owned by Berger Financial Group LLC (a registered investment adviser formerly known as Berger LLC). Berger Financial Group LLC is a majority-owned subsidiary of Stilwell Management, Inc. (a financial services holding company), and Stilwell Management, Inc. is a wholly-owned subsidiary of Stilwell Financial Inc., a publicly-traded financial services company. Stilwell Management, Inc. may also be deemed to directly control Bay Isle under the Investment Company Act by virtue of its direct involvement in the management of Bay Isle. The address of each of Berger Financial Group LLC and Stilwell Management, Inc. is 210 University Boulevard, Suite 800, Denver, CO 80206. The address of Stilwell Financial Inc. is 920 Main Street, 21st Floor, Kansas City, Missouri 64105.


Certain Trustees and Officers of the Trust


         The following persons who are Trustees and/or officers of the Trust are also officers, employees and/or members of the Adviser:



         Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer, a management committee member and a controlling member of the Adviser, and Patricia L. Duncan is the Secretary and Treasurer of the Trust as well as Vice President-Fund Operations of the Adviser. Ms. Duncan also holds certain non-voting interests in the Adviser.


Outstanding Shares and Significant Shareholders

         The total number of Fund shares outstanding as of January 31, 2002, the record date for the Meeting, all of which are entitled to vote at the Meeting, is 6,985,560.838.

         The following table sets forth certain information with respect to the ownership of the shares of the Fund as of January 31, 2002, by each person known to the Fund to be the record owner of more than five percent of the shares of the Fund. It is not known by the Fund whether any shareholder of record listed below is also a beneficial owner.

                                                              Shares Owned
               Name and Address                                 of Record        % Ownership
               ----------------                               ------------       -----------
          Charles Schwab & Co., Inc.                          4,374,830.610        62.63*
          Special Cust A/C
          FBO Exclusive Benefit of Customers
          Attn:  Mutual Funds
          101 Montgomery Street
          San Francisco,  CA  94104

          National Investors Service Corporation               742,491.645          10.63
          For the Exclusive Benefit of Our Customers
          55 Water Street, 32nd Floor
          New York, NY 10041-3299

          Donaldson Lufkin Jenrette                            734,208.748          10.51
          Securities Corporation Inc.
          P.O. Box 2052
          Jersey City, NJ 07303-9998


----------
* Entity owned of record 25% or more of the outstanding shares of beneficial interest of the Fund. It is not known to the Fund whether such entity is also the beneficial owner of such shares. In the event that such entity is also the beneficial owner of such shares, such entity may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

         The following table sets forth certain information with respect to the ownership of the shares of the Fund as of January 31, 2002, individually by the Trustees and executive officers of the Trust and by all Trustees and executive officers of the Trust as a group.

                                                          Shares
              Name                                    Beneficially Owned           % Ownership
              ----                                    ------------------           -----------
         Mark P. Hurley                                 4,706.932                      *

         Roger B. Keating                               1,025.130                      *

         Trustees and Officers as a Group               5,732.062                      *

----------
*Beneficially owns less than 1%.

ANNUAL REPORT

         THE TRUST HAS PREVIOUSLY SENT ITS ANNUAL REPORT, DATED AUGUST 31, 2001, TO THE SHAREHOLDERS OF EACH SERIES OF THE TRUST, INCLUDING THE SHAREHOLDERS OF THE FUND. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT WITHOUT CHARGE BY WRITING TO UNDISCOVERED MANAGERS FUNDS, ATTN: SECRETARY, PLAZA OF THE AMERICAS, 700 NORTH PEARL STREET, SUITE 1625, DALLAS, TEXAS 75201 OR BY CALLING PATRICIA L. DUNCAN, SECRETARY OF THE TRUST, AT 1-888-242-3514 EXT. 7209.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies

         Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of the Adviser.

Costs of Solicitation

         All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by Bay Isle. None of these costs will be borne by the Trust or the Fund.

Voting and Tabulation of Proxies

         Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the New Sub-Advisory Agreement. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy (provided the later-dated proxy is received by the Trust prior to the Meeting) or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by one or more persons appointed by the Trust as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

         At the Meeting, each whole share of beneficial interest of the Fund is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. The vote required to approve the New Sub-Advisory Agreement is the lesser of (i) 67% of the shares of the Fund that are present or represented at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained to approve the New Sub-Advisory Agreement, the Trustees will consider what other actions to take in the best interests of the Fund.

Adjournments; Other Business

         If the Fund has not received enough votes by the time of the Meeting to approve the New Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The adjournment may be voted on even if a quorum is not present to transact business at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of any matter as to which adjournment is proposed. They will vote against any such adjournment any proxy that directs them to vote against any matter as to which adjournment is proposed. They will not vote any proxy that directs them to abstain from voting on any matter as to which adjournment is proposed.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present is the approval of the New Sub-Advisory Agreement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings

         The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      APPENDIX A



                           UNDISCOVERED MANAGERS FUNDS

                             SUB-ADVISORY AGREEMENT
                        (UNDISCOVERED MANAGERS REIT FUND)


         This Sub-Advisory Agreement (this "Agreement") is entered into as of _______________, 2002 by and between Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), and Bay Isle Financial LLC, a Delaware limited liability company (the "Sub-Adviser").


         WHEREAS, the Manager has entered into a Management Agreement dated August 1, 2001 (the "Management Agreement") with Undiscovered Managers Funds (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the REIT Fund of the Trust (the "Series");

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

               a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

               b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

               c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

               d. The Sub-Adviser shall be bound by the Code of Ethics of Undiscovered Managers Funds as such Code of Ethics is amended or superseded from time to time.

2. Obligations of the Manager.

               a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

               b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

               a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

               b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series; and

               c. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12. General.

               a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

               b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


                                      UNDISCOVERED MANAGERS, LLC



                                      By:
                                         -------------------------------------
                                         Mark P. Hurley
                                         Chairman and CEO



                                      BAY ISLE FINANCIAL LLC


                                      By:
                                         -------------------------------------
                                         William Schaff
                                         President

Undiscovered Managers REIF Fund

Please fold and detach card at perforation before mailing.



                                INSTRUCTION FORM


THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS


Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today. You should sign and return the proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

The undersigned hereby appoints Mark Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Undiscovered Managers REIT Fund, a series of Undiscovered Managers Funds, on April 5, 2002, at 10:00 a.m., Central time, and at any adjournments thereof, all of the shares of Undiscovered Managers REIT Fund which the undersigned would be entitled to vote if personally present.

Please be sure to sign and date this Proxy.

                                                ------------------
                                                Date

------------------------------------------------------------------

Shareholder sign here           Co-owner sign here
------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Please fold and detach perforation before mailing. Please fill in boxes as shown using black or blue ink or number 2 pencil. [X]
Please do not use fine point pens.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1:

                                               For     Against   Abstain
                                               ---     -------   -------

1.   Proposal by the Trustees to approve       [ ]       [ ]       [ ]
     the Sub-Advisory Agreement relating
     to Undiscovered Managers REIT Fund
     between Undiscovered Managers, LLC
     and Bay Isle Financial LLC.




                                      -2-